SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

CURRENT REPORT

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Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report: July 17, 2003

(Date of earliest event reported)

Commission file number: 1-7293

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TENET HEALTHCARE CORPORATION

(Exact name of Registrant as specified in its charter)

Nevada	95-2557091
(State or Incorporation)	(I.R.S. Employer Identification No.)

3820 State Street

Santa Barbara, California 93105

(Address of principal executive offices, including zip code)

(805) 563-7000

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

ITEM 9.                  Tenet Discloses Grand Jury Action in San Diego.

                On July 17, 2003, Tenet Healthcare Corporation issued a press release stating that on July 17, 2003, a federal grand jury in San Diego returned an indictment accusing Alvarado Hospital Medical Center Inc. and Tenet HealthSystem Hospitals Inc. of illegal use of physician relocation agreements.  A copy of the press release is attached to this report as Exhibit 99.1 and hereby is furnished.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TENET HEALTHCARE CORPORATION

By:	/s/ Stephen D. Farber
Stephen D. Farber
Chief Financial Officer

Date:  July 18, 2003

EXHIBIT INDEX

99.1         Press Release dated July 17, 2003.